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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 1999, in the Registration Statement (Form S-4
No. 33-      ) and related Prospectus of Saratoga Resources, Inc. for the
Registration of 8,800,000 shares of its common stock.


                                                  /s/ ERNST & YOUNG LLP




Austin, Texas
May 11, 1999